Exhibit 10.55

                                    AMENDMENT
                         TO THE UCAR INTERNATIONAL INC.
                           1995 DIRECTORS' STOCK PLAN
                           --------------------------





          The UCAR International Inc. 1995 Directors' Stock Plan (the "Plan") is

hereby amended as follows:

          1. Effective May 7, 1996, the first sentence of "Section 3:

Administration" in the Plan is amended to read as follows:

             "This  Plan  shall  be   administered   by  the
             Organization and Compensation Committee of the Board of Directors (the "Committee")."



Dated:  July 29, 1996                               UCAR INTERNATIONAL INC.




                                                    By: /s/ Peter B. Mancino
                                                        --------------------


                                                                            E-19